Acquisition of Fairmount Holdings FanDuel Sportsbook & Horse Racing (Collinsville, Illinois) July 2024

Important Information Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, contained in this presentation are forward-looking statements, including, but not limited to, any statements regarding the proposed acquisition, including statements regarding the anticipated benefits of the acquisition, investment and expansion plans, projected future results and market opportunities, as well as our estimates of number of gaming terminals, locations, revenues, Adjusted EBITDA and capital expenditures. The words “predict,” “estimated,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would,” “continue,” and similar expressions or the negatives thereof are intended to identify forward-looking statements. These forward-looking statements represent our current reasonable expectations, as well as assumptions made by, and information currently available to, Accel Entertainment, Inc. (“Accel”) regarding Fairmount Holdings, Inc. and its subsidiary Fairmount Park, Inc. (collectively “Fairmount”), the proposed acquisition or its anticipated effects or benefits, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance and achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. We cannot guarantee the accuracy of the forward-looking statements, and you should be aware that results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors including, but not limited to: the parties’ ability to satisfy the conditions to the consummation of the proposed acquisition and the risk that the proposed acquisition may not be completed in a timely manner or at all; Accel’s ability to integrate Fairmount’s operations with Accel’s own, to complete the casino development on a timely basis and within budget, and to operate the race track and casino businesses successfully; Accel’s ability to operate in existing markets or expand into new jurisdictions; Accel’s ability to offer new and innovative products and services that fulfill the needs of location partners and create strong and sustained player appeal; Accel’s dependence on relationships with key manufacturers, developers and third parties to obtain gaming terminals, amusement machines, and related supplies, programs, and technologies for its business on acceptable terms; the negative impact on Accel’s future results of operations by the slow growth in demand for gaming terminals and by the slow growth of new gaming jurisdictions; Accel’s heavy dependency on its ability to win, maintain and renew contracts with location partners; unfavorable macroeconomic conditions or decreased discretionary spending due to other factors such as interest rate volatility, persistent inflation, actual or perceived instability in the U.S. and global banking systems, high fuel rates, recessions, epidemics or other public health issues, terrorist activity or threat thereof, civil unrest or other macroeconomic or political uncertainties, that could adversely affect Accel’s business, results of operations, cash flows and financial conditions, Accel’s ability to integrate, develop and operate FanDuel Sportsbook & Horse Racing and other risks and uncertainties indicated from time to time in documents filed or to be filed with the Securities and Exchange Commission (“SEC”). Accordingly, forward-looking statements, including any projections or analysis, should not be viewed as factual and should not be relied upon as an accurate prediction of future results. The forward-looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on Accel. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in the section entitled “Risk Factors” in the Annual Report on Form 10-K for the fiscal year ended December 31,2023 filed by Accel with the SEC on February 28, 2024 (the "Form 10-K"), as well as Accel’s other filings with the SEC. Except as required by law, we do not undertake publicly to update or revise these statements, even if experience or future changes make it clear that any projected results expressed in this or other presentations or future quarterly reports, or company statements will not be realized. In addition, the inclusion of any statement in this presentation does not constitute an admission by us that the events or circumstances described in such statement are material. We qualify all of our forward-looking statements by these cautionary statements. In addition, the industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors including those described in the section entitled “Risk Factors” in the Form 10-K, as well as Accel’s other filings with the SEC. These and other factors could cause our results to differ materially from those expressed in this presentation. Industry and Market Data Unless otherwise indicated, information contained in this presentation concerning our industry and the markets in which we operate, including our general expectations and market position, market opportunity, and market size, is based on information from various sources, on assumptions that we have made that are based on those data and other similar sources, and on our knowledge of the markets for our services. This information includes a number of assumptions and limitations, and you are cautioned not to give undue weight to such information. In addition, projections, assumptions, and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the A Form 10-K, as well as Accel’s other filings with the SEC. These and other factors could cause results to differ materially from those expressed in the estimates made by third parties and by us. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Adjusted net income, Adjusted EBITDA, Adjusted EBIT, After-tax earnings, Invested capital, Return on invested capital, Free cash flow, Growth capex, Discretionary free cash flow, Net debt, and Net leverage ratio. Management believes that these non-GAAP measures of financial results enhance the understanding of Accel’s underlying drivers of profitability and trends in Accel’s business and facilitate company-to-company and period-to period comparisons, because these non-GAAP financial measures exclude the effects of certain non-cash items or represent certain nonrecurring items that are unrelated to core performance. Management of Accel also believes that these non-GAAP financial measures are used by investors, analysts and other interested parties as measures of financial performance and to evaluate Accel’s ability to fund capital expenditures, service debt obligations and meet working capital requirements. For definitions of non-GAAP financial measures and reconciliations of non-GAAP financial measures to the most directly comparable GAAP measure, please see the Appendix to this presentation. 2

Acquisition of Fairmount Holdings 3 Extends Accel’s Local Gaming footprint with the purchase of the only active horse racing venue in greater St. Louis; includes an Organization Gaming License to offer casino gaming positions as well as a partnership with FanDuel to participate in sport wagering in Illinois • Purchasing Fairmount Holdings, Inc. (“Fairmount”), the owner of the FanDuel Sportsbook & Horse Racing, for 3.45 million shares of Accel Class A-1 common stock (approximately $35 million1 consideration) from co-owners William Stiritz, former CEO of Post Holdings and Ralston Purina, and Robert Vitale, current CEO and Chairman of Post Holdings • Building on Accel’s strong distributed ‘route-based’ platform with advantaged, single-site Local Gaming asset – one of only two active horse racing venues in Illinois and the only one in the greater St. Louis/southern Illinois market • Acquiring: • an active racetrack with 65 race days and approximately 435 horse races annually • an opportunity to develop a legislatively authorized casino project, and • a master sports betting license used in a revenue share agreement with FanDuel • Implementing a capital efficient plan to build several phases of casino facilities, improve the overall quality of horse racing for owners and trainers, improve the experience for fans and participants, and partner with food & beverage (F&B) specialists to build out Fairmount’s F&B offerings • Engaged industry-leading partnerships to drive success, including: • RRC Gaming Management LLC, including Tony Rodio, former CEO of Caesars Entertainment • Holly Gagnon, current CEO of HGC Gaming Hospitality and former CEO of several casino companies, including the Seneca Gaming Corporation • Transaction is a compelling deal with an advantaged single-site, real estate light Local Gaming asset – focused on convenience, with favorable competitive dynamics and lower capex requirements, and leveraging Accel’s expertise in player experience, cash logistics, regulatory compliance and capital allocation 1. Calculated based on the 20-day trailing average close price of ACEL as of July 12, 2024

US Local Gaming Market – Growth Catalyst for Accel 4 Sources: Eilers & Krejcik, State Gaming Commissions 1. Card Rooms reflect estimates for Washington and California 2. Charitable is based on four states (ND, MN, VA, OH) 3. HHR is based on three states (AL, NH, WY) 4. Includes casinos that generate less than $75 million of annual gross gaming revenue, approximately 15% of total commercial casino annual gross gaming revenue • Most Local Gaming assets remain unconsolidated: − Many multi-generational owners whose children no longer want to participate in their family’s business, or − Entrepreneurs who need capital, technology and operational scale to grow their businesses • Local Gaming assets tend to trade at lower multiples: − Large gaming companies often ignore the “Local” market − Financial buyers frequently only provide capital and miss opportunities that require operational expertise and scale • Accel’s Growth Model applies to Local Gaming: − Partner with skilled Local Gaming operators and champions − Apply Accel’s core skills of providing a superior player experience and unique gaming technology − Maintain Accel’s capital allocation rigor and focus on return on invested capital (“ROIC”) Non-Destination Single Site Gaming (Today's Opportunity)4 $6.4 Route Gaming (Current Core) $4.9 Card Rooms1 $2.4 Charitable (E-Pull Tabs)2 $1.1 Historical Horse Racing (HHR)3 $0.4 2023 REVENUE BY MARKET TOTAL ADDRESSABLE MARKET (“TAM”) ($ IN BILLIONS) Total TAM $15.2

• Distributed gaming is legal and regulated in 11 states and these state markets generally adhere to 2 basic business models: − Revenue share is defined by law and the retailer and the gaming operator must be separate entities; or − Revenue share is negotiated between the retailer and the gaming operator and the retailer and the gaming operator can be the same entity • We were formed in Illinois in 2009 – the Illinois market remains key to our core operations where our corporate headquarters is located and 2/3 of our workforce is employed • We are a leading distributed gaming operator in the United States, owning and operating approximately 25,000 regulated electronic gaming machines in approximately 4,000 retail partner locations in 7 states − Distributed licenses in Illinois, Montana, Nevada, Nebraska, Georgia, Iowa and Pennsylvania − Manufacturer licenses in Montana, Nevada, South Dakota, Louisiana and West Virginia Who We Are 5 • Low balance sheet net leverage ratio1 at 1.6x provides significant optionality • Adjusted EBITDA2 of $181 million for the twelve months ended December 31, 2023, with projected free cash flow conversion expected to improve meaningfully from 2024 • Existing growth levers − Organic growth in Illinois, Nebraska and Georgia through both newly licensed establishments and competitor locations − Greater share of location economics across owned establishments in “negotiated” markets − Inflecting profitability in Nebraska and Georgia with favorable legislation and operational execution − Future opportunities in states likely to legalize Local Gaming in the future Financial Snapshot Company Overview 1 Net leverage ratio reflects net debt as of December 31, 2023 divided by Adjusted EBITDA for the corresponding twelve-month period. Net leverage is a non-GAAP metric. See Appendix for a reconciliation to GAAP. 2 Adjusted EBITDA is a non-GAAP metric. See Appendix for a reconciliation to GAAP.

• Focus on Customer Relationships − Exceptional infrastructure to support our retail partners’ growth, including relationship management, business development and data analytics/reporting − Self-service technology to lessen staffing burdens for our retail partners − Gaming marketing to improve retail partners’ recognition amongst the player community • Instill Player Loyalty − Create memorable player experiences within our retail partners’ locations − Reward players with meaningful events and gifts (where compliant) • Form collaborative and reliable partnerships with our regulators (11 different regulatory structures) How We Create Value 6 • Extensive track record of deploying capital to third party partners − Since 2012, we have created a robust capital allocation process that identifies and approves hundreds of retail locations per year to receive gaming equipment, systems, support and service with a targeted 1.5 year payback period − Purchased approximately 85 operating companies since 2009 at accretive synergized multiples • Scorecard of successful capital allocation − Steady share repurchases – as of March 31, 2024, Accel has purchased a total of 12 million shares at a cost of approximately $124 million − Our return on invested capital (“ROIC”) 1 is well above cost of capital at 13% Capital Allocation Core Operations 1 ROIC is a non-GAAP metric. See Appendix for a reconciliation to GAAP.

Diversification and Prudent Capital Allocation 7 Accel continues to expand its footprint into new markets (Machine count by state) Acquisitions have diversified revenue mix (Revenue mix by state) 1. Compound annual growth rate (CAGR) 7,649 10,499 12,247 13,639 14,397 15,276 6,108 6,276 2,645 2,704 391 82723,541 25,083 FY18 FY19 FY20 FY21 FY22 FY23 Illinois Montana Nevada Nebraska 100% 74% 12% 10% 2% 2% FY19 FY23 Illinois Montana Nevada Nebraska Other

$39 $95 FY19 FY23 25% CAGR 7% 13% FY19 FY23 Exceptional Five–Year Growth Trend 8 $429 $1,170 FY19 FY23 29% CAGR $147 $353 FY19 FY23 25% CAGR $80 $181 FY19 FY23 23% CAGR Revenue Gross Profit Adjusted EBITDA1 Discretionary FCF2 ROIC3 1. Adjusted EBITDA is a non-GAAP metric. See Appendix for a reconciliation to GAAP. 2. Discretionary FCF is a non-GAAP metric. See Appendix for a reconciliation to GAAP. 3. ROIC is a non-GAAP metric. See Appendix for a reconciliation to GAAP.

• Acquiring FanDuel Sportsbook & Horse Racing in Collinsville, Illinois for approximately $35 million1 • At the election of sellers, William Stiritz, former CEO of Post Holdings and Ralston Purina, and Robert Vitale, CEO and Chairman of Post Holdings, Accel will fund the transaction by 3.45 million shares of Accel Class A-1 common stock. Transaction expected to close in the fourth quarter of 2024 • Strategic transaction builds on our strong distributed, route-based platform and is our first move in expansion into Local Gaming • Acquisition includes: − Sportsbook – Master sports betting license and partnership with FanDuel Sportsbook for retail and mobile sports betting in Illinois − Horse Racing – Racetrack operations of the only active horse racing venue in greater St. Louis − Off-track-betting (OTB) – 3 active OTB locations in Alton, Sauget, and Springfield with 6 open opportunities to develop future OTBs within the state of Illinois Transaction Summary – FanDuel Sportsbook & Horse Racing 9 Acquisition Background • Fairmount Park currently generates modest Adjusted EBITDA and we see significant opportunity to improve existing operations • We plan to invest $85 million to $95 million (in addition to the $35 million1 in consideration) to fund a temporary casino and subsequently a permanent casino in addition to modest track improvements • Fairmount Park Racino is expected to generate $20 million to $25 million of Adjusted EBITDA in five years or less2 − Temporary facility to open mid-2025 − Permanent facility to open mid to late-2027 • Acquisition expected to be accretive to Adjusted EBITDA and free cash flow, at an implied multiple3 of approximately 5.5x and attractive double-digit returns1,2 Financial Details 1. Calculated based on the 20-day trailing average close price of ACEL as of July 12, 2024 2. These statements are forward-looking and actual results may differ materially. See “Forward-Looking Statements” above for information on the factors that could cause actual results to differ materially from these forward-looking statements. Accel has not provided a reconciliation of estimated non-GAAP measures to the most directly comparable estimated GAAP measures because certain items excluded from GAAP cannot be reasonably calculated or predicted at this time. Accordingly, a reconciliation is not available without unreasonable effort. 3. Midpoint of Adjusted EBITDA range divided by consideration plus midpoint of investment range.

Development Strategy – FanDuel Sportsbook & Horse Racing

We have identified key partners to operate and advise on various aspects of the project

- **Racetrack/Parimutuel Betting** – We will build on Fairmount's long-term horse racing management team
- **Casino** – Engaged industry-leading partnerships to drive success, including:
  - RRC Gaming Management LLC, including Tony Rodio, former CEO of Caesars Entertainment
  - Holly Gagnon, CEO of HGC Gaming Hospitality and former CEO of several casino companies, including the Seneca Gaming Corporation
- **Food & Beverage** – Exploring food & beverage ("F&B") partnerships with several experienced F&B operators
- **Sports Betting** – Assuming the existing long-term relationship with FanDuel Sportsbook, the number one sportsbook in Illinois[1]

- These partners will complement our expertise in retail gaming, regulatory partnerships and capital allocation
- Track currently runs roughly 65 race days (approximately 435 races) per year – we are seeking to improve the overall quality of racing for owners, trainers and fans in support of the Illinois horse industry and to comply with state legislation

Temporary Casino

- Located in the existing grandstand building
- 200 slot machines & 4-6 tables
- Improve existing F&B outlets
- Expected to open in Q2 2025

Permanent Casino

- Greenfield build on property
- 500 slot machines and 24 tables
- Additional F&B outlets
- FanDuel Sportsbook
- Expected to open in mid-to late 2027

1. FanDuel is the number one ranked sportsbook in Illinois as measured by handle and gross gaming revenue (2023) per data release by the Illinois Gaming Board

ACEL LISTED NYSE
ACCELENTERTAINMENT.
10

Strong Fundamentals on an Absolute and Relative Basis

Free cash flow expected to inflect in 2025+ following an elevated investment cycle supporting capital return to shareholders

Despite lower Adjusted EBITDA(R) margins[1]…



33%
41%
16%
LV Strip
Regional Gaming
Accel

Accel posts comparable FCF conversion[2]…



43%
56%
53%
LV Strip
Regional Gaming
Accel

…and ROIC[3]



7%
11%
13%
LV Strip
Regional Gaming
Accel

Underappreciated niche with lower capex and higher Adjusted EBITDA to free cash flow conversion

1. Adjusted EBITDA(R) is a peer metric used as a proxy comparative in this analysis that is comparative to Accel's Adjusted EBITDA, which is a non-GAAP metric. See Appendix for a reconciliation to GAAP.
2. Presented as cash spend. FCF is a non-GAAP metric. See Appendix for a reconciliation to GAAP.
3. Return on invested capital is a non-GAAP metric. See Appendix for a reconciliation to GAAP.

Source: Bloomberg, Wells Fargo, J.P. Morgan, Consensus, Company reports.

ACEL LISTED NYSE

ACCELENTERTAINMENT.

11

12.1% 5.8% 11.1% LV Strip Regional Gaming Accel 7.2x 8.9x 6.1x LV Strip Regional Gaming Accel However, Fundamentals are not Reflected in Valuation 12 Accel trades at a discount to peers On both EV/EBITDA(R)1… … and Free Cash Flow 1 1. Peer Enterprise Value (defined as market capitalization plus debt less cash, plus rent capitalized at a multiple, where applicable) and Peer Free Cash Flow are forward-looking peer metrics and are developed to be comparative to Accel metrics and actual results may differ materially to our actual results. See “Forward-Looking Statements” above for information on the factors that could cause actual results to differ materially from these forward-looking statements. Accel has not provided a reconciliation of estimated non-GAAP measures to the most directly comparable estimated GAAP measures because certain items excluded from GAAP cannot be reasonably calculated or predicted at this time. Accordingly, a reconciliation is not available without unreasonable effort. Source: Bloomberg, Wells Fargo, J.P. Morgan, Consensus, Company reports.

• We are an experienced Local Gaming operator with a strong track record of organic and inorganic growth, generating attractive free cash flows and Adjusted EBITDA returns • We are owned and operated by founders that are governed by and aligned with incentivized owners with deep expertise in Local Gaming • Given our core capabilities and strong balance sheet, this acquisition is a natural extension of our distributed, route-based gaming platform. • Through Fairmount Park, we are entering a complementary segment with low competitive intensity and a demonstrated right to win Acquisition Benefits from Accel’s Core Strengths 13

Appendix

Definition of Non-GAAP Financial Measures Adjusted net income is defined as net income (loss) plus: • Amortization of intangible assets and route and customer acquisition costs • Stock-based compensation expense • (Loss) gain on change in fair value of contingent earnout shares • (Loss) gain on change in fair value of warrants • Other expenses, net – consists of (i) non-cash expenses including the remeasurement of contingent consideration liabilities, (ii) non-recurring lobbying and legal expenses related to distributed gaming expansion in current or prospective markets, and (iii) other non-recurring expenses • Tax effect of adjustments Adjusted EBITDA is defined as net income (loss) plus: • Amortization of intangible assets and route and customer acquisition costs • Stock-based compensation expense • (Loss) gain on change in fair value of contingent earnout shares • (Loss) gain on change in fair value of warrants • Other expenses, net • Tax effect of adjustments • Depreciation and amortization of property and equipment • Interest expense • Emerging markets – reflects the results, on an Adjusted EBITDA basis, for non-core jurisdictions where our operations are developing − Markets are no longer considered emerging when we have installed or acquired at least 500 gaming terminals in the jurisdiction, or when 24 months have elapsed from the date we first install or acquire gaming terminals in the jurisdiction, whichever occurs first − We currently view Pennsylvania as an emerging market − Prior to January 2024, Iowa was considered an emerging market − Prior to April 2023, Nebraska was considered an emerging market • Income tax expense • Loss on debt extinguishment 15 Accel uses non-GAAP measures as a key performance measure of the results of operations for purposes of evaluating performance internally. Management believes that these non-GAAP measures of financial results enhance the understanding of Accel’s underlying drivers of profitability and trends in Accel’s business and facilitate company-to-company and period-to period comparisons, because these non-GAAP financial measures exclude the effects of certain non-cash items or represent certain nonrecurring items that are unrelated to core performance. Management of Accel also believes that these non- GAAP financial measures are used by investors, analysts and other interested parties as measures of financial performance and to evaluate Accel’s ability to fund capital expenditures, service debt obligations and meet working capital requirements. Adjusted EBIT is defined as Adjusted EBITDA less: • Depreciation and amortization of property and equipment • Amortization of intangible assets and route and customer acquisition costs After-tax earnings is defined as Adjusted EBIT less: • Income tax (benefit) expense • Tax effect of adjustments Invested capital is defined as total assets, less current liabilities Return on invested capital is a ratio of after-tax earnings divided by invested capital Free cash flow is defined as Adjusted EBITDA less: • Purchases of property and equipment, net of proceeds from sales • Interest cash payments, net of amount capitalized • Income tax cash payments • Non-recurring expenses – represent certain nonrecurring items that are unrelated to core performance Growth capex is defined as purchases of property and equipment, net of proceeds from sales, less: • Depreciation and amortization of property & equipment Discretionary free cash flow is defined as free cash flow plus Growth capex Net debt is defined as debt, net of current maturities plus: • Current maturities of debt less cash and cash equivalents Net leverage ratio is a ratio of net debt to Adjusted EBITDA: • Net debt divided by Adjusted EBITDA

Non-GAAP to GAAP Reconciliation 16 2019 2023 2019 2023 Reported Net Income (Loss) ($37) $46 Reported Net Income (Loss) ($37) $46 (+) Amortization of intangible assets and route and customer acquisition costs 18 21 (+) Amortization of intangible assets and route and customer acquisition costs 18 21 (+) Stock-based compensation 2 9 (+) Stock-based compensation 2 9 (+) (Loss) gain on change in fair value of contingent earnout shares 10 9 (+) (Loss) gain on change in fair value of contingent earnout shares 10 9 (+) (Loss) gain on change in fair value of warrants 21 – (+) (Loss) gain on change in fair value of warrants 21 – (+) Other expenses, net 20 6 (+) Other expenses, net 20 6 (+) Tax effect of adjustments (11) (9) (+) Tax effect of adjustments (11) (9) Adjusted Net Income $23 $83 Adjusted Net Income $23 $83 (+) Depreciation and amortization of property & equipment $26 $38 (+) Depreciation and amortization of property & equipment $26 $38 (+) Interest expense, net 13 33 (+) Interest expense, net 13 33 (+) Emerging markets – (1) (+) Emerging markets – (1) (+) Income tax (benefit) expense 17 29 (+) Income tax (benefit) expense 17 29 (+) Loss on debt extinguishment 1 – (+) Loss on debt extinguishment 1 – Adjusted EBITDA $80 $181 Adjusted EBITDA $80 $181 (-) Depreciation and amortization of property & equipment $26 $38 (-) Purchases of property and equipments $20 $80 (-) Amortization of intangible assets and route and customer acquisition costs 18 21 (-) Cash payments: Interest, net of amount capitalized 12 30 Adjusted EBIT $35 $122 (-) Cash payments: Income taxes 2 12 (-) Income tax (benefit) expense 17 29 (-) Non-Recurring Expenses – 7 (-) Tax effect of adjustments (11) (9) After Tax Earnings $30 $102 Free Cash Flow $46 $52 Total Assets $509 $913 (+) Growth Capex ($6) $42 (-) Current Liabilities 55 110 Discretionary Free Cash Flow $39 $95 Invested Capital $454 $803 Return on Invested Capital 7% 13% December 31, December 31, Twelve Months Ended Twelve Months Ended Note: Numbers may not total due to rounding. $ in millions, except %s

Balance Sheet 17 Note: Numbers may not total due to rounding. December 31, 2019 December 31, 2023 Assets Current Assets: Cash and cash equivalents $125 $262 Other current assets 26 51 Total current assets $151 $313 Property and equipment, net 119 261 Route and customer acquisition costs, net 17 19 Location contracts acquired, net 167 176 Goodw ill 35 102 Other assets 20 42 Total assets $509 $913 Liabilities and Stockholders' Equity Current liabilities: Short term debt and current maturities $15 $28 Accrued state and location gaming expense 8 28 Other current liabilities 32 53 Total current liabilities $55 $110 Long-term liabilities: Long-term debt $335 $514 Contingent earnout share liability 61 32 Other liabilities 101 59 Total liabilities $552 $714 Total stockholders' equity ($43) $198 Total liabilities and stockholders' equity $509 $913 Debt, net of current maturities $335 $514 (+) Current maturities of debt 15 28 (-) Cash and cash equivalents 125 262 Net Debt $224 $281 Adjusted EBITDA $80 $181 Net Leverage Ratio 2.8x 1.6x $ in millions, except ratios